Inventory Purchase Commitments	12 Months Ended
Dec. 31, 2018
Inventory Purchase Commitments Disclosure [Abstract]
Inventory Purchase Commitments
(17)	Inventory Purchase Commitments

Until the third quarter of 2008, an industry-wide shortage of high purity polysilicon coupled with growing demand for PV modules caused the increases of polysilicon prices. In order to ensure the adequate supply of polysilicon, the Company entered into several long-term fixed price supply contracts with Supplier A, B and C from 2006 to 2011 under which the polysilicon would be delivered from 2009 to 2020. However, from the second quarter of 2011, the polysilicon price has decreased significantly as the result of increased polysilicon manufacturing capacity and the pressure from the decreasing average selling price of PV modules.

In October 2013, the Company entered into agreements with Supplier B to amend the contract and include a price adjustment mechanism that allows the Company and the vendor to renegotiate purchase price on a quarterly basis within a specified price range set forth in the amendments based on market price.

(a)	The inventory firm purchase commitment with Supplier A for the years ended December 31, 2016, 2017 and 2018

In entering into its inventory purchase contracts with Supplier A, the Company made prepayments as described in note 2(c). As of December 31, 2015 and 2016, total balance of prepayments made to Supplier A was RMB 224,029 and RMB 239,327. In 2015 and 2016, due to the anti-dumping duty and anti-subsidy investigation against Solar-Grade Polysilicon launched by the Ministry of Commerce of the People’s Republic of China, the Company did not make any purchases from the Supplier A under the above-mentioned long-term fixed price supply contract, which was entered into in 2011 and was effective from 2013 to 2020.

The Company recognized liabilities for loss on inventory purchase commitments regarding the long-term fixed price polysilicon contracts with Supplier A, based on the management’s assessment by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. The provision was determined by using management’s best estimates of future purchase prices over the remaining terms of the contracts and applying such estimated purchase prices in the lower of cost or market evaluation. In estimating the anticipated renegotiated purchase prices, the Company considered the pertinent terms of each of the long-term supply contracts, the history and progress of renegotiation with the relevant vendors and the actual price concessions granted, the polysilicon market development based on available industry research data and the likelihood of achieving different levels of renegotiated prices for future periods. In addition to the estimated renegotiated purchase price, certain other key assumptions were used in measuring the loss accrual, which included but were not limited to (i) the estimated net realizable value of the PV modules manufactured from the polysilicon expected to be purchased under the long-term supply contracts; and (ii) the normal profit margin of the PV modules for purposes of estimating the replacement cost or market price under the lower of cost or market evaluation. The Company also considered the quantities that were required to be purchased and amounts due on take or pay arrangements, as well as the history and progress of renegotiation with the relevant vendors and the actual concessions granted in developing the amount of the estimated loss contingencies.

As of December 31, 2014, total liability recognized by using methodology mentioned above was RMB 1,244,743. For the years ended December 31, 2015 and 2016, after management’s assessment using the same methodology mentioned above, no additional contingency losses for inventory firm purchase commitment with Supplier A was determined to be required. However, due to significant fluctuation in the foreign exchange rates between the RMB and US$ in 2015 and 2016 and given that the inventory purchase commitment to Supplier A is dominated in US dollar, which is different from the related entities’ functional currency, a foreign exchange re-measurement loss of RMB 77,705 and RMB 90,300 was recorded as additional provision and was recorded in “Provision for reserve for inventory purchase commitments” for the years ended December 2015 and 2016, respectively.

For the year ended December 31, 2017, the Company still did not make any purchase from Supplier A. On December 15, 2017, the Company received a notice of termination from Supplier A notifying the Company of its decision to terminate its long-term polysilicon supply contract with the Company with immediate effect and claiming US$ 897.5 million of payments due and payable by the Company under the supply contract.

On April 26, 2018, Supplier A filed a request for arbitration of its claim against the Company with the London Court of International Arbitration (LCIA). In the request for arbitration, Supplier A seeks reliefs mainly including: 1) Declaring that Yingli has breached the long-term polysilicon supply contract, 2) Awarding Supplier A damages in an amount presently believed to exceed US$897.5 million, plus pre- and post-award interest thereon, and 3) Granting Supplier A all costs, fees and expenses it has incurred and will incur in connection with this arbitration. On June 25, 2018, the Company submitted its Response. Both Supplier A and the Company nominated their choice of arbitrators and agreed on the chair arbitrator. On August 17, 2018, the Arbitral Tribunal (“the Tribunal”) was officially formed. The Tribunal granted Procedural Order No.1 dated September 29, 2018. Accordingly, on September 21, 2018, Supplier A submitted its Statement of Case. On November 9, 2018, the Company submitted its Statement of Defense. The Tribunal then issued Procedural Order No.2 dated January 10, 2019 regarding document production, according to which the parties have completed their production of documents and will submit pre-hearing brief/response and proceed with other related matters. The Company plans to vigorously defend the rights in the arbitration proceedings while continuing to seek a mutually beneficial solution with Supplier A. The management believes it is still too early to reasonably estimate any contingent amount relating to the arbitral award or settlement at this stage.

As the notice of termination and the claim raised uncertainty of the recoverability of the prepayments of US$34,500 (RMB 225,430) made by the Company, the Company made a full impairment provision against total prepayments to Supplier A which was recorded under “Provision for prepayments in relation to inventory purchase commitments” in the Consolidated Statement of Comprehensive Loss for the year ended December 31, 2017.

Since it is still too early to reasonably estimate any contingent amount relating to the arbitration award or settlement at this stage, the Company has made no adjustment to the reserve for the inventory purchase commitments made in prior years. For the year ended December 31, 2017, reversal of reserve for inventory purchase commitments recognized was RMB 82,032 due to the foreign exchange re-measurement. Considering the effect of foreign exchange re-measurement loss of RMB 67,002 (US$ 9,745) for the year ended December 31, 2018, total amount recorded under “Reserve for inventory purchase commitments” was RMB 1,397,718 (US$ 203,290). The following table presents the movement of the liability for inventory purchase commitment from 2016 to 2018:

	Year ended December 31,
	2016	20/17	2018
	RMB	RMB	RMB	US$

Beginning balance	(1,322,448)	(1,412,748)	(1,330,716)	(193,545)
(Additions)/reversal - foreign exchange	(90,300)	82,032	(67,002)	(9,745)
Ending balance	(1,412,748)	(1,330,716)	(1,397,718)	(203,290)

(b)	The inventory firm purchase commitment with Supplier C for the years ended December 31, 2016, 2017 and 2018

As described in note 2(c), the Company also has prepayments with respect to another supplier, Supplier C, for the purchase of polysilicon. As of December 31, 2013, a provision of RMB 87,134 has been recorded as a reduction of “Prepayment to suppliers” in relation to the failure to purchase the stated quantities under the long-term fixed price supply contracts with Supplier C.

In 2015, the Company failed to purchase from Supplier C the stated quantities under the long-term fixed price supply contracts as the Company’s management determined after taking into consideration all relevant factors that it would be in the Company’s best interest not to accept those deliveries when they were due. As a result, because the contract has been substantially executed, the vendor claimed that certain advance payments had been forfeited. Unlike the take or pay obligation for Supplier A described in Note 17(a), if the Company fails to take the full amount of the agreed annual quantity in any calendar year, the Company does not have to pay for the remaining annual commitment, but rather only forfeits the unutilized portion of the prepayment related to that year. Further, the Company does not have the right to utilize this prepayment for deliveries in the following years. Accordingly, a provision of RMB 71,266 was made against the forfeited advance payments as December 31, 2015. In 2015, the Company made a further assessment and estimated that for the Company’s best interest, the Company would continue not to purchase from Supplier C the stated quantities in the remaining execution period of these long-term fixed price supply contracts. As a result, an additional impairment of RMB 450,784 was provided as of December 31, 2015 based on the estimated shortage between the contractual procurement volume and the estimated procurement volume in the remaining execution period.

For the years ended December 31, 2016 and 2017, the Company made an additional true-up provision of RMB 10,672 and RMB 3,618, respectively, based on the difference between the actual shortage of the purchase volume and the estimated purchase volume.

In December 2018, the Company made an amendment (“New Supply Agreement”) to all previously signed
long-term fixed price supply contracts that would be due by the end of 2018 between the Company and Supplier C while the Company failed to purchase the quantities agreed in these contracts before the contract’s due day. Under the terms of the amendment, the Company would continue to purchase polysilicon from Supplier C when certain pre-conditions specified in the amendment are met and the amended purchase price per kg in the amended agreement is determined as “average spot price based on certain polysilicon market website plus a certain percentage”. The pre-conditions include the Company should pay deposit with amount of Euro 4,500 to Supplier C as soon as the Company’s restructuring has matured. If Supplier C has not received the deposit by June 30, 2019, the Company and Supplier C shall negotiate in good faith and agree by September 30, 2019 on whether an amendment to the New Supply Agreement should be made. Based on the amendment, the remaining prepayment amount should be retained by Supplier C and no longer serve as a prepayment under the supply agreements. As a result, a full impairment provision of RMB 20,199 (US$ 2,938) against total remaining prepayment to Supplier C was provided, which was recorded under “Provision for prepayments in relation to inventory purchase commitments” in the Consolidated Statement of Comprehensive Loss for the year ended December 31, 2018. The Company has not paid the deposit, since the restructuring has not matured.

The following table presents the movement of the reserve against inventory purchase prepayments for Supplier C:

	Year ended December 31,
	2016	2017	2018
	RMB	RMB	RMB	US$

Beginning balance	(609,184)	(619,856)	(623,474)	(90,681)
Additions	(10,672)	(3,618)	(20,199)	(2,938)
Ending balance	(619,856)	(623,474)	(643,673)	(93,619)

As of December 31, 2017 and 2018, total impairment provided against prepayments to Supplier C in relation to inventory purchase commitments was RMB 623,474 and RMB 643,673 (US$ 93,619), respectively. As of December 31, 2018, the net prepayment to supplier C was nil after the impairment.